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           CONSOLIDATED EDISON COMPANY OF NEW YORK, INC.

                  1996 STOCK OPTION PLAN

                         ARTICLE 1
                  Establishment and Purpose

     Section 1.1. Establishment. Effective January 23, 1996 and subject to the provisions of Article 11 hereof, Consolidated Edison Company of New York, Inc., (the "Company"), hereby establishes a stock option plan as described herein which shall be known as the Consolidated Edison Company of New York, Inc. 1996 Stock Option Plan (the "Plan"). The Plan provides for the grant of stock options qualifying as incentive stock options satisfying the requirements of Section 422 of the Code (as defined in Section 2.2) and\or the grant of non-qualified stock options which are not intended to so qualify under Section 422 of the Code.

     Section 1.2.  Purpose.  The purpose of the Plan is to
promote the interests of the Company and its shareholders by providing long-term incentives to those persons with significant responsibility for the success and growth of the Company, by strengthening the Company's ability to attract and retain officers and other employees of the Company on a competitive basis and by aligning the interests of the officers and other employees with the Company's shareholders,
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through facilitating their acquisition of equity interests in the
Company.

                          ARTICLE 2
                        Definitions

     For purposes of the Plan, the following terms shall have the meanings provided herein:

     Section 2.1. "Board" means the Board of Trustees of the Company.

     Section 2.2.  "Code" means the Internal Revenue Code of
1986, as amended from time to time.

     Section 2.3. "Committee" means the Executive Personnel and Pension Committee of the Board or such other committee as may be appointed by the Board to administer the Plan; provided, however, that the Committee shall consist of three or more non-employee members of the Board who shall qualify to administer the Plan as contemplated by both Rule 16b-3 under the Exchange Act and
Section 162(m) of the Code.

     Section 2.4.  "Disability" means permanent and total
disability as defined under the Company's Long-Term

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Disability Plan for Management Employees, as in effect from time to time.

     Section 2.5. "Exchange Act" means the Securities Exchange
Act of 1934, as amended from time to time.

     Section 2.6. "Fair Market Value" means the closing price of a Share in the Consolidated Reporting System as reported in the Wall Street Journal or in a similarly readily available public source for the trading day immediately prior to the applicable transaction date under the Plan. If no trading of Shares occurred on such date, the closing price of a Share in such System as reported for the preceding day on which sales of Shares occurred shall be used.

     Section 2.7. "Incentive Option" means an option granted under the Plan to purchase Shares and which is intended to qualify as an incentive stock option under Section 422 of the Code.

     Section 2.8. "Non-qualified Option" means an option granted under the Plan to purchase Shares and which is not intended to qualify as an Incentive Option.

     Section 2.9.  "Option" means, collectively, Incentive
Options and Non-qualified Options.


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     Section 2.10.  "Shares" means shares of the Company's common stock, $2.50 par value.


                          ARTICLE 3
                       Administration

     Section 3.1. Administration. (a) The Plan shall be administered by the Committee. The Committee shall have authority in its sole discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including without limitation authority to select the employees to be granted Options, to determine the size and terms of the Options to be granted to each employee selected, to determine the time or times when Options will be granted, the period or periods during which Options will be exercisable, and to prescribe the form of the agreements embodying Options granted under the Plan. The Committee shall be authorized to interpret the Plan and the Options granted under the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make any other determinations which it believes necessary or advisable for the administration of the Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in

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the Plan or in any Option in the manner and to the extent the
Committee deems necessary or desirable to carry it into effect. In no event, however, shall the Committee have the right to grant dividend equivalents in respect of Options or to cancel outstanding Options for the purpose of replacing or regranting such Options with a purchase price that is less than the purchase price of the original Option.

     (b) The Committee shall maintain a written record of its proceedings. Any decision of the Committee in the administration of the Plan, as described herein, shall be final and conclusive and binding on all persons affected by the decision, including the Company, any employee or optionee or any person claiming any rights under the Plan from or through any employee or optionee. The Committee may delegate to one or more of its members or to any officer or officers of the Company such administrative duties under the Plan as the Committee may deem advisable.

                           ARTICLE 4
                  Eligibility and Participation

     Options may be granted to officers and other employees of the Company as the Committee may from time to time select. Any officer or employee of the Company shall be eligible to receive one or more Options, subject to the

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limitation set forth in Section 5.1. In determining the persons to whom Options are to be granted and the number of Shares subject to each Option, the Committee shall take into consideration the person's present and potential contribution to the success of the Company and such other factors as the Committee may deem proper and relevant. For purposes of participation in the Plan, the term "Company" shall include any entity that is directly or indirectly controlled by the Company or any entity, including an acquired entity, in which the Company has a significant equity interest, as determined by the Committee.

                          ARTICLE 5
                    Shares Subject to Plan

     Section 5.1. Amount of Stock. There may be delivered under the Plan an aggregate of not more than 10,000,000 Shares, subject to adjustment as provided in Section 5.2. The aggregate number of Shares that may be covered by Options granted to a single individual under the Plan shall not exceed 1,500,000 Shares. Shares delivered pursuant to the Plan may consist in whole or in part of authorized and unissued Shares or reacquired Shares, and no fractional Shares shall be delivered under the Plan. Cash may be paid in lieu of any fractional Shares in the exercise of Options under the Plan. In the event that Options shall be

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forfeited or cancelled or shall terminate or expire without being exercised in whole or in part, new Options may be granted covering the Shares not purchased under such forfeited, cancelled, terminated or expired Options. For purposes of this Section, the number of Shares deemed to be delivered under the Plan upon the exercise of an Option shall equal the number of Shares as to which the Option is exercised less the number of Shares tendered, if any, pursuant to Section 6.5. However, the number of Shares deemed exercised by the optionee under the applicable option(s) shall be the full number of Shares specified in the exercise notice required under Section 6.5.

     Section 5.2. Dilution and Other Adjustments. In the event of any change in the number of outstanding Shares or Share price by reason of any stock split, stock dividend, recapitalization, merger, consolidation, reorganization, combination or exchange of equity securities or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other similar change, if the Committee shall determine, in its sole discretion, that such change equitably requires an adjustment in the limitations on the numbers of Shares that may be delivered as set forth in Section 5.1, in the number or kind of shares that may be delivered under the Plan, or in the number or kind of shares which are subject to outstanding Options and in the exercise


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price per Share relating thereto, such adjustment shall be made by the Committee and shall be conclusive and binding for all purposes of the Plan.

                          ARTICLE 6
               Terms and Conditions of Options

     Section 6.1. Terms and Options. An Option granted under the Plan shall be in such form as the Committee may from time to time approve. Each Option shall be subject to the terms and conditions provided in this Article 6 and shall contain such other or additional terms and conditions as the Committee may deem desirable, but in no event shall such terms and conditions be inconsistent with the Plan and, in the case of Incentive Options, with the provisions of the Code applicable to "incentive stock options" as described in Section 422 of the Code.

     Section 6.2. Option Price. The purchase price per Share under an Option shall be determined by the Committee, but may not be less than 100 percent of the Fair Market Value of a Share on the date the Option is granted; provided, however, that in the case of any Option granted hereunder prior to either or both of the shareholder approval and authorization by the New York State Public Service Commission contemplated by Article 11 hereof, for the purpose of

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determining the purchase price per share, such Option shall be deemed to have been granted on the date of the later to occur of such approval and authorization.

     Section 6.3. Option Period. The period during which an Option may be exercised shall be fixed by the Committee; provided, that no Option shall be exercisable after the expiration of ten years from the date such Option is granted, except that, in the event of the death of an optionee holding one or more options, the option(s) may remain exercisable for up to one year following the optionee's death.

     Section 6.4 Exercisability of Options. The Committee may provide in the Option agreement that such Option may be immediately exercisable, or that such Option shall become exercisable at such times or upon such events as the Committee may specify.

     Section 6.5. Exercise of Option. (a) An Option may be exercised in whole or in part from time to time during the Option period (or, if determined by the Committee, in specified installments during the Option period) by giving written notice of exercise to the Secretary of the Company specifying the number of Shares to be purchased. Notice of exercise of an Option must be accompanied by payment in full of the purchase price either by cash or such other method as

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may be permitted by the Committee, including but not limited to
(i) check, (ii) tendering (either actually or by attestation) Shares owned by the optionee having a Fair Market Value at the date of exercise equal to such purchase price, (iii) a third-party exercise procedure, or (iv) in a combination of the foregoing. The Committee, in its sole discretion, may, in lieu of delivering Shares covered by an Option upon its exercise, settle the exercise of the Option by means of a cash payment to the optionee equal to the positive difference between the Fair Market Value on the exercise date and the option price, or by delivering Shares having an aggregate Fair Market Value equal to such a payment, or by a combination of both.

     (b) No Shares shall be delivered in connection with the exercise of an Option until full payment therefor has been made. An optionee shall have the rights of a shareholder only with respect to Shares for which certificates have been issued to such person.

     Section 6.6. Nontransferability of Options. No Option granted under the Plan shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution, except that the Committee may provide for the transferability of an Option:

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     (a) by gift or other transfer to (i) a spouse or other
immediate relative, or (ii) a trust or an estate in which the original optionee or the optionee's spouse or other immediate relative has a substantial interest;

     (b) pursuant to a qualified domestic relations order; and

     (c) as may be otherwise permitted by Rule 16b-3 under the Exchange Act;

provided, however, that any Option so transferred shall continue to be subject to all the terms and conditions contained in the Option agreement. If so permitted by the Committee, an optionee may designate a beneficiary or beneficiaries to exercise the rights of the optionee under the Plan upon the death of the optionee.

     Section 6.7. Termination of Employment. The Committee shall provide in the Option agreement the terms and conditions applicable to the Option in the event of the optionee's termination of employment by reason of retirement, death, Disability or any other reason.

     Section 6.8. Annual Limitation. The maximum aggregate Fair Market Value of Shares (determined as of the date of grant of the Incentive Option) for which Incentive Options are exercisable for the first time by an employee during any calendar year (under the Plan and any other plan of the Company or its subsidiaries) shall not exceed $100,000 as and to the extent required by Section 422(d) of the Code.

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     Section 6.9.  Withholding Obligations.  (a)  As a condition to the delivery of any Shares pursuant to the exercise of an Option, the Committee may require that the optionee, at the time of such exercise, pay to the Company an amount sufficient to satisfy any applicable tax withholding obligations or such greater amount of withholding as the Committee shall determine from time to time, or the Committee may take such other action as it may deem necessary to satisfy any such withholding obligations.

     (b) The Committee, in its sole discretion, may permit or require an optionee to satisfy all or a part of the tax withholding obligations incident to the exercise of an Option by having the Company withhold a portion of the Shares that would otherwise be issuable to the optionee. Such Shares shall be valued based on their Fair Market Value on the date the tax withholding is required to be made. Any such Share withholding with respect to an optionee subject to Section 16(a) of the Exchange Act shall be subject to such limitations as the Committee may impose to comply with the requirements of Section 16 of the Exchange Act.

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                          ARTICLE 7
                    Miscellaneous Provisions

     Section 7.1. No Implied Rights. No employee or other person shall have any claim or right to be granted an Option under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any employee any right to be retained in the employ of the Company or any subsidiary or affect any right of the Company or any subsidiary to terminate any employee's employment.

     Section 7.2. Securities Law Compliance. No Shares shall be delivered hereunder unless counsel for the Company shall be satisfied that such delivery will be in compliance with applicable Federal and state securities laws.

     Section 7.3. Ratification of Actions. By accepting any Option or other benefit under the Plan, each employee and each person claiming under or through such person shall be conclusively deemed to have indicated such person's acceptance and ratification of, and consent to, any action taken under the Plan by the Company, the Board or the Committee.

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     Section 7.4.  Unfunded Plan.  Unless otherwise determined by the Committee, the Plan shall be unfunded and shall not create
(or be construed to create) a trust or a separate fund or funds. The Plan shall not establish any fiduciary relationship between the Company and any employee, optionee or other person. To the extent any person holds any rights by virtue of an Option granted under the Plan, such rights shall constitute general, unsecured liabilities of the Company and shall not confer upon such person any right, title or interest in any assets of the Company.

                          ARTICLE 8
                Amendments or Discontinuance

     The Plan may be amended at any time and from time to time by the Board and without the approval of shareholders of the Company, except that no amendment which increases the aggregate number of Shares which may be delivered pursuant to the Plan or which, in the absence of shareholder approval, would cause the Plan not to comply with Rule 16b-3 under the Exchange Act or
Section 162(m) of the Code shall be effective unless and until the same is approved by the shareholders of the Company. No amendment of the Plan shall materially adversely affect any of the rights or obligations of any person, without such person's written consent, under any Option theretofore granted under the Plan.

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                          ARTICLE 9
                        Termination

     The Plan shall terminate upon the earlier of the following dates or events to occur:

     (a) upon the adoption of a resolution of the Board terminating the Plan; or

     (b) the tenth anniversary of obtaining shareholder approval provided for in Article 11 hereof.

After termination of the Plan, no Options may be granted. No termination of the Plan shall materially adversely affect any of the rights or obligations of any person, without such person's written consent, under any Option theretofore granted under the Plan.

                          ARTICLE 10
           Change in Control; Dissolution or Merger

     Either in contemplation of the Company's undergoing, or in the event the Company undergoes, a change in control (as determined by the Committee) or in the event of a merger or consolidation in which the Company is not to be the surviving corporation, or of a liquidation or reorganization of the Company, the Committee may provide for appropriate adjustments, including accelerating any exercisability or expiration dates, and settlements of Options either at the time the Option is granted or at a subsequent date.


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                        ARTICLE 11
                Shareholder Approval and Adoption

     The Plan shall be submitted to the shareholders of the Company for approval. Shares may not be delivered under the Plan unless and until such delivery is authorized by the New York State Public Service Commission. Options may be granted hereunder prior to such approval and authorization but shall be contingent upon obtaining such approval and authorization. The shareholders of the Company shall be deemed to have approved the Plan only if it is approved at a meeting of the shareholders duly held by vote taken in the manner required by the laws of the State of New York.

                         ARTICLE 12
              Governing Law and Interpretation

     The provisions of the Plan shall take precedence over any conflicting provision contained in an Option. The Plan shall be governed by and construed in accordance with the laws of the State of New York. If any term or provision of the Plan is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms and provisions will remain in full force and effect and will in no way be affected, impaired or invalidated.

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